                                                                   Exhibit 10.25

I, Joseph Tung, certify that set forth below is a fair and accurate English translation of the required document included as an exhibit to this Registration Statement.

                               By: /s/ JOSEPH TUNG
                                   ------------------------------
                                   Title: Chief Financial Officer
                                   Dated: August 28, 2000

(English Translation Summary)

                          MINISTRY OF ECONOMIC AFFAIRS
                 EXPORT PROCESSING ZONES ADMINISTRATION (EPZA)
                         NANTZE EXPORT PROCESSING ZONE


                             LAND LEASE AGREEMENTS

I.  See Annex I for a description of lease details.

II. General Provisions:

     The land in the Kaohsiung Nantze Export Processing Zone on which ASE Inc.'s packaging and testing facilities are located is leased from the Ministry of Economic Affairs, Export Processing Zones Administration.

     The term under all lease agreements between EPZA and ASE Inc. is 10 years. The usage of leased land is limited to office, factory, warehouse, and operational space. No sublease or lending of the land is allowed. The usage, rental payment schedule, default penalty, public construction fee, deposit, minimum dimension and other construction requirements are stipulated by the regulations of the Ministry of Economic Affairs. The EPZA may adjust the rental when the government reevaluates the land price.

     The lease agreements are renewable by 3 months prior written application with the EPZA. After the termination of the lease agreement, ASE Inc. should return the buildings on the land and the buildings will be sold to any other enterprises as approved by the EPZA within 6 months.

     The regulation of Ministry of Economics Affairs in connection with the lease in the Nantze Export Processing Zone may change from time to time. There can be no assurance that current regulations will continue in effect or that future changes will not have an adverse effect upon the availability of the lease above.

                                                                   EXHIBIT 10.25

                                                                         Annex 1

                                                                                                   Public
                                                                        Unit Price     Rental     Facility
Exhibit  Land Lease                                        Total Area  (NT$/m(2)/per  (NT$/per  Construction     Lease      Date of
No.      Agreements     Property                             (m(2))       month)       month)       Fee         Period       Lease
-------  ------------   --------                           ----------  -------------  --------  ------------   ---------    --------
10.25    (83) Nan-Di-   Nantze Export Processing Zone,       10,280       11.50       118,220        0         1994.4.6-    1994.4.1
         Tse-No. 14     Boping Section, Sub-Section II,                                                        2004.4.5
                        District 3, No. 630, 631, 632 and
                        633
                        (Property No. CL060)